Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Duck head Apparel Company, Inc.


We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP


Atlanta, Georgia
March 5, 2001